SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report: November 27, 2000
(Date of earliest event reported)

Commission File No. 333-65481



                    Wells Fargo Asset Securities Corporation
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   Delaware                                             52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                           21703
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Address of principal executive offices                      (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


                      Norwest Asset Securities Corporation
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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events
        ------------

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Chase Securities Inc. which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits
        ---------------------------------

        (c)  Exhibits
             --------

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
------------------                              -----------
      (99)                                      Computational Materials
                                                prepared by Chase Securities
                                                Inc. in connection with Wells
                                                Fargo Asset Securities
                                                Corporation, Mortgage Pass-
                                                Through Certificates, Series
                                                2000-13.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES
                                     CORPORATION

November 27, 2000

                                   By: /s/ Alan S. McKenney
                                       ----------------------------------
                                       Alan S. McKenney
                                       Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   (99)                 Computational Materials                         P
                        prepared by Chase
                        Securities Inc. in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2000-13.